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_______________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 3, 1998


WMC SECURED ASSETS CORP. (as company under the Pooling and Servicing Agreement, dated as of June 1, 1998, providing for the issuance of Mortgage Pass-Through Certificates, Series 1998-A)


                            WMC Secured Assets Corp.
                            ------------------------
_______________________________________________________________________________

             (Exact name of registrant as specified in its charter)


        United States             333-41173               95-4683489
------------------------------    ---------        ----------------------
(State or Other Jurisdiction    (Commission         (I.R.S. Employer
of Incorporation)               File Number)        Identification Number)

6320 Canoga Avenue
Woodland Hills, California                             91367
------------------------------                ----------------------
(Address of Principal                                (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (818) 592-2610
                                                   ----- --------


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                                      -2-


     Item 2.   Acquisition or Disposition of Assets
               ------------------------------------

     On or about June 5, 1998 (the "Closing Date"), the Registrant intends to cause the issuance and sale of approximately $796,000,000 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-A, Class A, Class M-1, Class M-2, Class B, Class C, Class R-I and Class R-II (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 1998, by and between the Registrant, as company, WMC Mortgage Corp., as seller (the "Seller") and master servicer, and The First National Bank of Chicago, as trustee (the "Trustee").

     In connection with the sale of Mortgage Pass-Through Certificates, Series 1998-A, Class A, Class M-1, Class M-2 and Class B (collectively, the "Underwritten Certificates"), the Registrant previously filed a collateral term sheet (the "Collateral Term Sheet") as an exhibit to the Current Report on Form 8-K, dated May 12, 1998 (the "8-K"). In addition a prospectus supplement, dated May 20, 1998 (the "Prospectus Supplement") was previously filed describing in detail the initial pool of mortgage loans to be transferred on the Closing Date to the trust for the benefit of Certificateholders. Such Prospectus Supplement states that additional mortgage loans will be originated or acquired by the Seller prior to the Closing Date (the "Additional Mortgage Loans") and transferred to the trust on the Closing Date and certain of the mortgage loans described in the Prospectus Supplement may be removed from the mortgage pool (the "Removed Mortgage Loans"). The Registrant as of the date hereof has identified such Additional Mortgage Loans and Removed Mortgage Loans. The Removed Mortgage Loans which were delinquent as of the Cut-off date have a principal balance of $32,630,599.92 as of the Cut-off date. Additional Mortgage Loans have been substituted for such Removed Mortgage Loans. Detailed information is being filed as an exhibit to this report describing the characteristics of the pool of mortgage loans (including the Additional Mortgage Loans) to be included in the trust as it will be constituted on the Closing Date.

Item 5.   Other Events.
          ------------

     In connection with the issuance of the Certificates, Thacher Proffitt & Wood, as counsel to the Registrant, has delivered an opinion of counsel to the effect that, assuming compliance with the terms of the Pooling and Servicing Agreement, for income tax purposes, the Trust Fund on the Closing Date will qualify as two separate real estate mortgage investment conduits within the meaning of Sections 860A through 860G of the Internal Revenue Code of 1986, as amended. Such opinion is being filed as an exhibit to this report.

Items 3, 4, 6 and 8 are not included because they are not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

     (a)  Financial Statements.
          ---------------------

          Not Applicable.

     (b)  Pro Forma Financial Information.
          --------------------------------
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                                      -3-

          Not Applicable.

     (c)  Exhibits
          --------


               Item 601(a) of
               Regulation S-K
Exhibit No.     Exhibit No.                  Description
-----------    --------------                -----------

   5.1         5                             Opinion of Counsel of Thacher
                                             Proffitt & Wood

  99.1         99                            Mortgage Pool Charts
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                                      -4-

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WMC SECURED ASSETS CORP

                                    By:/s/ Todd Wallace
                                       ----------------------------
                                    Name:  Todd Wallace
                                    Title: Vice President, Treasurer and
                                           Director


Dated: June 2, 1998
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                                      -5-



                                 EXHIBIT INDEX
                                 -------------

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Exhibit No.  Description                                      Page
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5.1            Opinion of Counsel of Thacher Proffitt & Wood    6
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99.1           Mortgage Pool Charts                             7
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